SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2005

INTERNET CAPITAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-26929	23-2996071
(State or other jurisdiction of incorporation	(Commission File Numbers)	(IRS Employer Identification No.)

690 Lee Road, Suite 310, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices, including Zip Code)

(610) 727-6900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The Company obtained from owners of a majority of the principal amount of the Company’s 5% Senior Convertible Notes due April, 2009 (the “Notes”) consents to amend the terms of the Notes. The Company thereupon entered into two amendments to the Notes, Amendment No. 1 to the Notes effective as of October 18, 2005 (“Amendment No. 1”) and Amendment No. 2 to the Notes effective as of October 25, 2005 (“Amendment No. 2”). Amendment No. 1 amended the Notes to eliminate the right of the Company to pay interest to holders in the Company’s common stock. Amendment No. 2 amended certain covenants in the Notes so as to give the Company greater flexibility in managing, hedging, borrowing against and monetizing the publicly traded securities that the Company owns.

Subsequently, on October 25, 2005, the Company entered into a Note Purchase Agreement with Langley Partners, L.P., Bear Stearns Securities Corp. Custodian for Jeffrey Thorp IRA Rollover, JMG Capital Partners, LP and JMG Triton Offshore Fund, Ltd (the “Note Purchase Agreement”), pursuant to which the Company agreed to repurchase $20 million principal amount of the Notes for $24.7 million in cash plus accrued interest of approximately $46,000.

Copies of the Note Purchase Agreement, Amendment No. 1 and Amendment No. 2 are attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing descriptions of the agreements are not intended to be complete and are qualified in their entirety by the complete text of the agreements.

Item 3.03    Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this report is incorporated by reference in this Item 3.03.

Item	7.01 Regulation FD Disclosure.

On October 26, 2005, the Company issued a press release. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item	9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Note Purchase Agreement, dated October 25, 2005, by and among the Company, Langley Partners, L.P., Bear Stearns Securities Corp. Custodian for Jeffrey Thorp IRA Rollover, JMG Capital Partners, LP and JMG Triton Offshore Fund, Ltd.

10.2	Amendment No. 1 to Senior Convertible Notes.

10.3	Amendment No. 2 to Senior Convertible Notes.

99.1	Press Release issued by Internet Capital Group, Inc. on October 26, 2005.

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SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2005	INTERNET CAPITAL GROUP, INC.

/s/ Suzanne L. Niemeyer
By: Suzanne L. Niemeyer
Its: Managing Director, General Counsel & Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Note Purchase Agreement, dated October 25, 2005, by and among the Company, Langley Partners, L.P., Bear Stearns Securities Corp. Custodian for Jeffrey Thorp IRA Rollover, JMG Capital Partners, LP and JMG Triton Offshore Fund, Ltd.

10.2	Amendment No. 1 to Senior Convertible Notes.

10.3	Amendment No. 2 to Senior Convertible Notes.

99.1	Press Release issued by Internet Capital Group, Inc. on October 26, 2005.

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